TRANSAMERICA FUNDS
Transamerica Clarion Global Real Estate Securities
Transamerica Jennison Growth
Transamerica MFS International Equity
Transamerica PIMCO Real Return TIPS
Transamerica PIMCO Total Return
Supplement dated August 4, 2009 to the Closed Funds Prospectus dated March 1, 2009 and
Statement of Additional Information dated July 1, 2009
     The following supplements the Prospectus and Statement of Additional Information for each fund listed above:
     Share Class Termination. The fund’s Board has approved the termination of the fund’s Class A, Class B and Class C shares. The fund’s Class A, Class B and Class C shares will be terminated on or about September 25, 2009. You may exchange your shares of the fund at any time prior to September 25, 2009 for Class A shares of any other Transamerica Fund that is open to new investments without the imposition of an initial sales charge.
Investors Should Retain this Supplement for Future Reference